SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 29, 2001

                               ION NETWORKS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


        Delaware                000-13117                   22-2413505
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(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                       Identification No.)


       1551 South Washington Avenue
         Piscataway, New Jersey                                08854
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(Address of Principal Executive Offices)                      (Zip Code)


(Registrant's telephone number, including area code):   (732) 529-0100



                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.
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     On June 29, 2001, Ion Networks, Inc. (the "Company") issued a press release announcing the date of its 2001 Annual Meeting of Shareholders.

     A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits.
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      Exhibit No.       Description
      -----------       -----------

         99 Press Release of the Company dated June 29, 2001, announcing annual meeting.




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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2001                      ION NETWORKS, INC.


                                         By: /s/ Ronald C. Sacks
                                             ------------------------------
                                             Ronald C. Sacks,
                                             Chief Executive Officer



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

                                  EXHIBIT INDEX


      Exhibit No.       Description
      -----------       -----------

         99             Press Release of the Company dated June 29, 2001.